UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2012

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator and Servicer of the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-170794-01 333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 634-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On August 9, 2012, the Chase Issuance Trust, a Delaware statutory business trust (the “Issuing Entity”) and Chase Bank USA, National Association, a national banking association (the “Bank”), as transferor and servicer and as beneficiary of the Issuing Entity entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as an underwriter and as representative of the underwriters named in any applicable terms agreement. Pursuant to the terms of the Underwriting Agreement, the Issuing Entity and the Bank propose to sell notes of the series, classes and tranches designated in a terms agreement from time to time during the period from and including the date of the Underwriting Agreement to and including October 31, 2012 (the “Issuance Period”). For each issuance of notes during the Issuance Period, the Bank, the Issuing Entity and J.P. Morgan Securities LLC, as representative of the underwriters named in any applicable terms agreement, will enter into a terms agreement, the form of which is attached to the Underwriting Agreement. Each such terms agreement will set forth the terms of the notes, including the series or tranches of such notes, and shall be dated the date of the pricing of such notes.

The CHASEseries notes are a series of notes that may be sold and delivered to the underwriters under the Underwriting Agreement and will consist of Class A notes, Class B notes and Class C notes. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1a and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(1.1a)	Underwriting Agreement, dated as of August 9, 2012 among Chase Issuance Trust, Chase Bank USA, National Association and J.P. Morgan Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION,
as Sponsor, Depositor, Originator, Administrator and Servicer of the Chase Issuance Trust and the First USA Credit Card Master Trust

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: August 9, 2012